Investment Strategy - MFS Active Mid Cap ETF	Feb. 28, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Index over the last 13 months at the time of purchase. As of July 31, 2025, the range of the market capitalizations of the issuers in the Russell Midcap® Index was between approximately $954.2 million and $96.2 billion.

MFS normally invests the fund’s assets primarily in common stocks. Common stocks are equity securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.